UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 27, 2005 (October 23, 2005)

Yahoo! Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28018	77-0398689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 First Avenue, Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                The purpose of this Current Report on Form 8-K/A (this “Form 8-K/A”) is to amend the Current Report on Form 8-K of Yahoo! Inc., a Delaware corporation (“Yahoo!”), filed on August 16, 2005 (the “Form 8-K”).  As set forth in further detail below, this Form 8-K/A reports on the consummation of the strategic combination of Yahoo! and Alibaba.com Corporation, a Cayman Islands Company (“Alibaba”) and the amendment of certain agreements related thereto.

ITEM 1.01              Entry into a Material Definitive Agreement.

                                The description set forth in Item 2.01 of this Form 8-K/A is hereby incorporated into this Item 1.01.

ITEM 2.01              Completion of Acquisition or Disposition of Assets

                On October 23, 2005 (October 24, 2005 Hong Kong time), Yahoo! completed the strategic combination with Alibaba.  In connection with the consummation of the strategic combination, Yahoo! entered into an Amendment to the Stock Purchase and Contribution Agreement (the “Amendment”), between Yahoo! and Alibaba, which amended the Stock Purchase and Contribution Agreement, dated as of August 10, 2005, by and between Yahoo! and Alibaba that was previously filed as Exhibit 2.1 to the Form 8-K (the “Stock Purchase Agreement”).  The Amendment, among other things, (i) reduced the number of ordinary shares of Alibaba to be purchased by Yahoo! under the Stock Purchase Agreement by 27,703,203, and increased the number of ordinary shares of Alibaba to be purchased by Yahoo! under the Secondary Share Purchase Agreement, dated as of October 24, 2005 (Hong Kong time), by and among Yahoo! and certain shareholders of Alibaba (the “Secondary Share Purchase Agreement”) by 27,703,203, (ii) reduced the cash portion of the consideration to be paid by Yahoo! to Alibaba under the Stock Purchase Agreement by $180 million and increased the cash consideration to be paid by Yahoo! to the selling shareholders under the Secondary Share Purchase Agreement by $180 million, (iii) provided for the sale of a $180 million principal amount convertible bond to SOFTBANK CORP. (“Softbank”) from Alibaba, and (iv) amended other provisions of the Stock Purchase Agreement and the exhibits and schedules thereto.

                In addition to the Amendment, on October 23, 2005 (October 24, 2005 Hong Kong time),Yahoo! also entered into the Tao Bao Share Purchase Agreement with Softbank and SB TB Holding Limited (“SB TB Holding”), a wholly-owned subsidiary of Softbank, (the “Tao Bao Share Purchase Agreement”), whereby Yahoo! purchased 4,500,000 ordinary shares of Tao Bao Holding Limited (“Tao Bao”) for $360 million.

                Pursuant to the terms of the Stock Purchase Agreement as amended by the Amendment, on October 23, 2005 (October 24, 2005 Hong Kong time), Yahoo! purchased 173,914,547 ordinary shares of Alibaba in exchange for $70 million in cash, the transfer of the 4,500,000 ordinary shares of Tao Bao that it acquired from SB TB Holding and the contribution of Yahoo!’s business and operations in China  to Alibaba.  Pursuant to the terms of the Secondary Share Purchase Agreement, on October 23, 2005 (October 24, 2005 Hong Kong time), Yahoo! also purchased 87,726,807 ordinary shares of Alibaba in exchange for an aggregate purchase price of $570 million from certain shareholders of Alibaba.  After consummation of the transactions contemplated by the Stock Purchase Agreement, as amended, and the other agreements described therein, Yahoo! owns approximately 40% of the outstanding shares of Alibaba on a fully-diluted basis, including shares reserved for issuance under Alibaba’s employee stock plans and upon exercise of outstanding options, warrants and the convertible bond issued to Softbank, and Alibaba owns 100% of the outstanding shares of Tao Bao .

                The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, the Amendment and the as-executed versions of the Tao Bao Share Purchase Agreement, Secondary Share Purchase Agreement and the Shareholders Agreement, by and among Alibaba, Yahoo!, Softbank, the Management Members (as defined therein), and the other shareholders named therein, which are filed as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5, respectively, hereto and incorporated herein by reference.  The unexecuted forms of the Tao Bao Share Purchase Agreement, Secondary Share Purchase Agreement and Shareholders Agreement were previously filed as Exhibits 10.1, 10.2 and 10.3 to the Form 8-K and were modified as set forth in the as-executed versions of those agreements filed herewith.

                The agreements described herein contain representations and warranties the parties made to each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to those agreements and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating its terms.  Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality different from those generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts.  For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

ITEM 9.01              Financial Statements and Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K/A:

Exhibit Number	Description
2.1

Stock Purchase and Contribution Agreement, dated as of August 10, 2005, by and between Yahoo! Inc. and Alibaba.com Corporation (filed as Exhibit 2.1 to the Yahoo!’s Current Report on Form 8-K, filed August 16, 2005 and incorporated herein by reference).

2.2	Amendment to the Stock Purchase and Contribution Agreement, dated as of October 24, 2005, by and between Yahoo! Inc. and Alibaba.com Corporation.
2.3	Tao Bao Share Purchase Agreement, dated as of October 24, 2005, by and among Yahoo! Inc., SOFTBANK CORP. and SB TB Holding Limited.
2.4	Secondary Share Purchase Agreement, dated as of October 24, 2005, by and among Yahoo! Inc. and certain shareholders of Alibaba.com Corporation.
2.5	Shareholders Agreement, dated as of October 24, 2005, by and among Alibaba.com Corporation, Yahoo! Inc., SOFTBANK CORP., the Management Members, and the other shareholders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.

Date: October 27, 2005	By:	/s/ Michael J. Callahan
Michael J. Callahan
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1

Stock Purchase and Contribution Agreement, dated as of August 10, 2005, by and between Yahoo! Inc. and Alibaba.com Corporation (filed as Exhibit 2.1 to the Yahoo!’s Current Report on Form 8-K, filed August 16, 2005 and incorporated herein by reference).

2.2	Amendment to the Stock Purchase and Contribution Agreement, dated as of October 24, 2005, by and between Yahoo! Inc. and Alibaba.com Corporation.
2.3	Tao Bao Share Purchase Agreement, dated as of October 24, 2005, by and among Yahoo! Inc., SOFTBANK CORP. and SB TB Holding Limited.
2.4	Secondary Share Purchase Agreement, dated as of October 24, 2005, by and among Yahoo! Inc. and certain shareholders of Alibaba.com Corporation.
2.5	Shareholders Agreement, dated as of October 24, 2005, by and among Alibaba.com Corporation, Yahoo! Inc., SOFTBANK CORP., the Management Members, and the other shareholders named therein.